MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                  SUPPLEMENT DATED FEBRUARY 6, 1998 TO THE
                        PROSPECTUS DATED APRIL 28, 1997


     The seventh paragraph under "Management of the Fund - Management and Advisory Arrangements," which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     Paolo H. Valle has become the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Valle has been a First Vice President of the Investment Adviser since 1997 and a Senior Portfolio Manager of the Investment Adviser since 1992. Mr. Valle served as a Vice President of the Investment Adviser from 1992 until 1997.


Code #10417-0497ALL